PIMCO Equity Series

Supplement dated December 31, 2012 to the

Statement of Additional Information dated October 31, 2012,

as supplemented from time to time (the “SAI”)

Disclosure Related to the Commodity Exchange Act

Effective January 1, 2013, the fifth paragraph in the “Investment Objectives and Policies – Derivative Instruments – Futures Contracts and Options on Futures Contracts” section in the SAI is deleted in its entirety and replaced with the following:

The Funds claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation as commodity pools under the CEA. PIMCO is not deemed to be a CPO with respect to its service as investment adviser to the Funds.

Investors Should Retain This Supplement For Future Reference

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